                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 4, 2005


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    000-22474                  87-0418807
         --------                    ---------                  ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  215-940-4000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All references to the "Company" in this Current Report on Form 8-K ("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

     Some of the information in this Current Report may contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company's operations and business environment, many of which are beyond the Company's control, that could cause actual results to differ materially from any results expressed or implied by such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, including the motions filed with the Company's first day papers to approve, among other things, the debtor-in-possession ("DIP") financing; the Company's alternatives in the event the bankruptcy court does not grant final approval of the DIP financing; the ability of the Company to operate pursuant to the terms of the DIP financing; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; potential adverse publicity surrounding the Chapter 11 proceeding; the ability of the Company to obtain and maintain adequate relationships with vendors and loan brokers and manage relationships with its creditors and other lenders; the ability of the Company to fund its working capital needs through the expiration of the DIP financing and thereafter; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to adequately fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key employees; potential actions of regulatory authorities which govern the Company's operations; the outcome of legal proceedings to which the Company is or may become a party and other risks described in the Company's reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including factors described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and amendments thereto. These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

     Similarly, these and other factors, including the terms of any reorganization plan or other alternative transactions ultimately confirmed, can affect the value of the Company's existing common stock and/or other equity securities. There has been no determination, and no assurance can be given, as to what values, if any, will be ascribed in the Chapter 11 proceeding to the Company's existing common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company's common stock and/or other equity securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                As of February 4, 2005, the Board of Directors of the Company appointed Milton Riseman President and Chief Operating Officer of the Company. In connection with this appointment, Mr. Riseman resigned as the Company's Chairman of the Consumer Mortgage Group. No definitive employment agreement has been entered into between the Company and Mr. Riseman at this time. Any such agreement would be subject to bankruptcy court approval before being entered into by the Company. It is currently intended that Mr. Riseman will serve as President and Chief Operating Officer of the Company for a one year term.

                Mr. Riseman, age 68, has been the Company's Chairman of the Consumer Company's Mortgage Group since he joined the Company in June 1999. Mr. Riseman resigned and served as a consultant with the Company from July 2, 2003 until November 24, 2003. On November 24, 2003, Mr. Riseman rejoined the Company as Chairman of the Consumer Mortgage Group. As Chairman of the Consumer Mortgage Group, Mr. Riseman was responsible for the sales, marketing and day-to-day management of the retail operation of HomeAmerican Credit, Inc., a subsidiary of the Company which does business as Upland Mortgage, and he held supervisory responsibility for the Bank Alliance Services program. From February 1994 until October 1998, Mr. Riseman served as President of Advanta Mortgage. Mr. Riseman joined Advanta Mortgage, a financial services company, in 1992 as Senior Vice President, Administration. From 1965 until 1992, Mr. Riseman served in various capacities at Citicorp, including serving as President of Citicorp Acceptance Corp., a financial services company, from 1986 to 1992.

                As of February 4, 2005, Anthony J. Santilli resigned as President and Chief Operating Officer of the Company. Mr. Santilli will continue in his role of the Chairman and Chief Executive Officer of the Company and will focus his efforts on the development of the restructured Company's business model and other bankruptcy related matters which are currently impacting the Company.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of businesses acquired.

                None.

        (b)     Pro forma financial information.

                None.

        (c)     Exhibits.

                The following exhibits are filed herewith:


Exhibit
Number          Description
------          -----------

10.1 Master Repurchase Agreement, dated as of January 26, 2005, between American Business Credit, Inc. and Greenwich Capital Financial Products, Inc.

Exhibit
Number          Description
------          -----------

10.2 Letter Agreement, dated as of January 26, 2005, from Clearwing Capital, LLC and agreed and consented to by Greenwich Capital Financial Products, Inc., ABFS Warehouse Trust 2003-1 and American Business Credit, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2005

                                AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                By:     /s/ Stephen M. Giroux
                                        ---------------------------------------
                                Name:   Stephen M. Giroux
                                Title:  Executive Vice President, General
                                        Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

10.1 Master Repurchase Agreement, dated as of January 26, 2005, between American Business Credit, Inc. and Greenwich Capital Financial Products, Inc.

10.2 Letter Agreement, dated as of January 26, 2005, from Clearwing Capital, LLC and agreed and consented to by Greenwich Capital Financial Products, Inc., ABFS Warehouse Trust 2003-1 and American Business Credit, Inc.